AQUILA ROCKY MOUNTAIN EQUITY FUND

                       Supplement to the Prospectuses and
                       Statement of Additional Information
                              Dated April 30, 2003
                    As previously supplemented June 11, 2003
                                and June 19, 2003

     Effective January 1, 2004 Aquila Management Corporation, the Fund's Manager, transferred all of its business, operations and arrangements as to personnel to a wholly-owned subsidiary, Aquila Investment Management LLC, which will continue the management of the Fund. The transfer was made for reasons of corporate and tax planning and will have no effect on the management of the Fund or the fees being paid. All references to the Manager in the Prospectuses or Statement of Additional Information refer to Aquila Investment Management LLC.

     The sections of the Prospectus describing the management are changed to read as follows:

"How is the Fund managed?"

     Under an agreement with the Fund, Aquila Investment Management LLC (the "Manager"), 380 Madison Avenue, Suite 2300, New York, NY 10017, serves as its investment adviser and administrator; as such, in addition to providing administrative services, the Manager supervises the investment program of the Fund and the composition of its portfolio.

     Under its agreement with the Fund, the Manager provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, and arranging for the purchase and sale of securities held in the portfolio of the Fund; and, at its expense, providing for pricing of the Fund's portfolio daily. The Manager's administrative services include providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund, either keeping the accounting records of the Fund or, at its expense and responsibility, delegating such duties in whole or in part to a company satisfactory to the Fund, maintaining the Fund's books and records and providing other administrative services.

     During the Fund's fiscal year ended December 31, 2002, the Fund accrued management fees under its agreement with the Manager at the annual rate of 1.50% of its average annual net assets. All of these fees were waived.

Information about the Manager

     The Manager serves as Manager for three other funds oriented to the Rocky Mountain Region: Tax-Free Trust of Arizona, with assets of $472 million, Tax-Free Fund of Colorado, with assets of $241 million and Tax-Free Fund For Utah, with assets of $88 million, all as of March 31, 2003. The Fund's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquilasm Group of Funds, which consists of tax-free municipal bond funds (including those named above), money-market funds and an equity fund. As of March 31, 2003, these funds had aggregate assets of approximately $3.77 billion. AMC's address is the same as that of the Manager. AMC, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann, directly, through two trusts and through share ownership by his wife.

     Barbara Walchli, C.F.A., has acted as portfolio manager for the Fund since July, 1999, when she joined the Manager. Prior to becoming the Fund's portfolio manager, Ms. Walchli had 18 years of analytical investment experience, including 12 years developing short- and long-term equity strategy, 11 years as director of equity research and 8 years managing performance-oriented portfolios and funds. She managed or co-managed funds totaling $1.7 billion in assets and was responsible for equity strategy for a group managing $27.5 billion in assets. She also hired and supervised a number of equity analysts. Ms. Walchli holds an MBA in finance from Arizona State University and an AB from Smith College. She is a chartered financial analyst and member of various investment associations.


                 The date of this supplement is January 2, 2004